EXHIBIT 10.1

INDEPENDENT AUDITORS’ CONSENT

The Board of Directors
BakBone Software Incorporated:

We consent to the inclusion of our report dated June 5, 2002, with respect to the consolidated balance sheets of BakBone Software Incorporated as of March 31, 2002 and 2001, and the related consolidated statements of operations, shareholders’ equity, and cash flows for the year ended March 31, 2002, the eleven months ended March 31, 2001, and the year ended April 30, 2000, which report appears in the annual report on Form 20-F of BakBone Software Incorporated.

KPMG LLP

San Diego, California
June 14, 2002